UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 28, 2018 (December 20, 2018)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Effective December 20, 2018, the board of directors (the “Board”) of Rite Aid Corporation (“Rite Aid”) amended and restated Rite Aid’s By-Laws (as so amended and restated, the “By-Laws”) to (1) require that the Chairman of the Board (the “Chairman”) be an independent director and to make other conforming changes and updates to the By-Laws relating to the election of an independent Chairman, as described below, and (2) provide that if Rite Aid’s annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, to be timely, proxy access nominations must be received by the Secretary at Rite Aid’s principal executive offices not more than 165 days prior to the date of the annual meeting and not later than the later of (x) the 135th day prior to the date of the annual meeting or (y) the 10th day following public disclosure of the date of the annual meeting.  The amendments to the By-Laws include the following:

●
Revisions to Article II, Section 16 to reflect the deadline for proxy access nominations if Rite Aid’s annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting (Article II, Section 16 (Proxy Access));

●
Revisions to Article IV, Section 4 to provide that (a) the Chairman shall be independent under the applicable New York Stock Exchange listing standards and Rite Aid’s Corporate Governance Guidelines, (b) that if the Board determines that a Chairman who was independent is no longer independent, the Board shall select a new Chairman who satisfies the independence requirements within 60 days of such determination, and (c) that compliance with such independence requirements shall be excused if no director who qualifies as independent is elected by the stockholders or is willing to serve as Chairman (Article IV, Section 4 (Chairman of the Board of Directors)); and

●
Certain conforming changes throughout the By-Laws to remove references to the Non-Executive Co-Chairman role and to reflect the roles and responsibilities of the independent Chairman and other individuals, such as the Chief Executive Officer (Article IV, Sections 1 (Officers), 4 (Chairman of the Board of Directors) and 5 (Chief Executive Officer) and former Article IV, Section 5 (Non-Executive Co-Chairman of the Board of Directors)).

The Board also amended Rite Aid’s Corporate Governance Guidelines on December 20, 2018 to reference Rite Aid’s policy, as reflected in the By-Laws, that the Chairman of the Board shall be an independent director and to specify certain duties of the Chairman, along with other conforming changes and updates.

The foregoing summary of the provisions of the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated By-Laws of Rite Aid Corporation, effective December 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 28, 2018	By:	/s/ James J. Comitale
	Name:	James J. Comitale
	Title:	Senior Vice President, General Counsel